Huntington Bancshares Incorporated Goldman Sachs 2017 US Financial Services Conference December 6, 2017 Welcome ©2017 Huntington Bancshares Incorporated. All rights reserved. (NASDAQ: HBAN) Exhibit 99.1

Disclaimer 2 CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the possibility that the anticipated benefits of the merger with FirstMerit Corporation are not realized completely or when expected, including as a result of the impact of, or problems arising from, the strength of the economy and competitive factors in the areas where we do business; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2016, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017, and September 30, 2017, which are on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of our website, http://www.huntington.com, under the heading “Publications and Filings” and in other documents we file with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. We do not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward- looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

 Huntington’s Strategy  Delivering on our Commitments: FirstMerit Acquisition  Expectations: 4Q17 and 2018  Important Messages Discussion Topics 3

Huntington’s Strategy 4

Ranked #2 in deposit market share in Ohio (15%) and #6 in Michigan (7%)  Founded in 1866 in Columbus, Ohio  Traditional regional bank with strategic focus on small to medium-sized businesses, consumers, and vehicle finance Huntington Bancshares Overview $102 billion asset Midwest financial services holding company Huntington’s top 10 deposit MSAs represent ~78% of total deposits Combined GDP of 8 state core footprint represents 4th largest economy in world (1) Ranked #1 in deposit share in 14% of total footprint MSAs and top 3 in 41% Ranked #1 in branch market share in both Ohio (13%) and Michigan (12%) Ranked #1 SBA 7(a) lender in footprint and #2 in nation (2) 5 Ranked #4 mortgage lender in footprint (3) $15B $1B $2B $2B $50B $4B $2B $1B Source: SNL Financial, FDIC deposit data as of June 30, 2017 (1) Source: 2016 International Monetary Fund and US Bureau of Economic Analysis; (2) Rankings for SBA 2017 fiscal year (September 30 year-end); (3) Ranking among Icon Advisory Group's Retail Mortgage Consortium of leading lenders YTD 9/17

Small and Medium Businesses Consumer Vehicle Finance 6 Well-Defined Strategy Builds Upon Our Sustainable, Competitive Advantages Delivering consistent, through-the-cycle shareowner returns  Drive continued growth in market share and share of wallet through execution of Optimal Customer Relationship strategy  Deliver exceptional customer experiences via our customer-focused culture, Welcome brand, and promise to “Do the Right Thing”  Maintain our aggregate moderate-to-low risk appetite through disciplined risk management and strong corporate governance Core Areas of Strategic Focus:

Driving Toward a Best-in-Class Return Profile Actions Taken Since 2009 Accelerated Performance 7 Focused the Business Model Aggregate Moderate-to-Low Risk Appetite Invested in the Franchise (1) See reconciliation on slide 22; Peer data on a core basis, source: SNL Financial Built the Brand Disciplined Execution Strong Management / Shareowner Alignment

Positioned for Strong Relative Performance Through-the-Cycle 8 (1) Non-GAAP financial metric; see Appendix slide 23; (2) Annualized; (3) 3Q17 average balances; (4) projected minimum in the Federal Reserve Severely Adverse Scenario Note: Ranking among 19 traditional commercial banks

Delivering on our Commitments: FirstMerit Acquisition 9

High Confidence in FirstMerit Deal Economics

On pace to meet or exceed originally announced cost savings and revenue enhancements

$255+ MM Cost Savings	$100+ MM Revenue Synergies
✓ Implementation of all cost savings complete ✓ Eliminated 42% of legacy FirstMerit expense base ✓ Fully converted all operating systems to Huntington systems ✓ Consolidated 24 operations centers and corporate offices ✓ Consolidated 101 branches in 1Q17; 38 additional full-service branches and 7 drive-through only locations were consolidated in 3Q17	✓ Introducing full Huntington product suite to FirstMerit customer base through Optimal Customer Relationships (OCR) ✓ Expanded SBA expertise to Chicago / WI ✓ Expanded RV / Marine lending to 17 new states ✓ Expanded Home Lending business to Chicago / WI

Huntington
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Delivering FirstMerit Economics

Cost savings remain on pace and revenue initiatives ramping

- FirstMerit Integration substantially complete
  - Systems conversions successfully completed
  - Consumer deposit retention has outperformed modeled assumptions with balances up 2%[1] vs. 10% runoff assumption
- Achieving ~$255 million annualized cost savings target set at announcement
  - All remaining cost savings were implemented during 3Q17
- Revenue enhancement initiatives implemented across the bank
  - Expected to augment both net interest income and noninterest income
  - All four revenue segments developed targeted strategies and initiatives
  - Remain on pace to deliver $100+ million of total revenue enhancements in 2018 with incremental efficiency ratio of ~50%



4Q17 Noninterest Expense Target
($ millions)
$609
$14
$4
$627
$12
$639
Adjusted Noninterest Expense
Intangible Amortization Expense
FDIC Temporary Surcharge
Total Noninterest Expense excluding Revenue Initiatives
Incremental FirstMerit Revenue Initiative-related Expense
Total Noninterest Expense



Expected Noninterest Expense Additions from Revenue Initiatives
($ millions)
$12
$37
$50
4Q17E
2017E
2018E

(1) Consumer deposits from FMER customers and former FMER branches, June 30, 2017 vs. August 31, 2016

Huntington 11

FirstMerit Revenue Enhancement Initiatives

Initiatives provide additional near-term and long-term upside

($ millions)

FirstMerit-Related Revenue Enhancement Opportunity


2017 E
YTD-A $29
4QE $19
2017E $48
2018 E
2018E $100 +

Optimal Customer Relationship (OCR) Improvement

- Cross-sell opportunities identified across business and consumer client base:
  - Capital Markets
  - Treasury Management
  - Private Banking

Small Business Administration (SBA) Lending Expansion

- Expanded HBAN SBA lending expertise into IL and WI markets & deepened coverage in overlap markets
- SBA FY2017 YTD [1]: #2 bank in dollars in IL, #3 bank in dollars in WI & #2 bank in number of loans in both IL and WI

Home Lending Expansion

- Expansion into Chicago and WI markets and deeper penetration in overlap markets
- Annual Loan production of ~$900 million within two years

RV & Boat Expansion

- Expansion of legacy FMER 17 state footprint to 34 states
- Annual Loan production of ~$200 million within two years

(1) Source: SBA; rankings for SBA 2017 fiscal year (September 30 year-end)

Huntington | 12

13 Net Impact of FirstMerit-Related Purchase Accounting and Provision Expected net impact on pre-tax income down to $1 million in 2018

Expectations: 4Q17 and 2018 14

FirstMerit Acquisition Accelerated Achievement of Our Long-Term Financial Goals 15 Long-Term Financial Goal YTD 4Q Expectation 2018 Target Revenue (FTE) Growth (Y/Y) 4% - 6% +31% 3% - 4%  Expense Growth (Y/Y) Positive Operating Leverage +21% (7%) - (8%)  Efficiency Ratio 56% - 59% 63% ~55%  NCO 35 - 55 bp 23 bp 24 bp - 27 bp  ROTCE 13% - 15% 13% 15% - 16%  Note: All metrics presented on a GAAP basis 2017

4Q Mid-Quarter Update1 16  Full year 2017 period-end loan growth expectation remains +3% to +4%  Continued Consumer growth momentum  4Q historically a seasonally strong quarter  Core NIM improvement  Deposit pricing pressure remains largely confined to Corporate and upper end of Middle Mkt  Loan yields on new production exceeds 3Q17 portfolio averages in all categories  Expect to achieve or slightly beat prior 4Q expense guidance of $639 million  All expense saves were implemented in 3Q  Repurchased $82 million of common stock (6 million shares at an average price of $13.61) during October and November (1) As of November 30, 2017

Initial 2018 Expectations 17 Avg Loan Balances 4% - 6% growth (assumes $500 MM Auto securitization in 3Q18) Avg Deposit Balances 3% - 5% growth Revenue 4% - 6% growth (assumes no rate hikes in December 2017 or full year 2018) Net Interest Margin GAAP NIM flat; Core NIM up modestly (new money yields above back book yields across all loan categories) Non-Interest Expense 2% - 4% decrease Efficiency Ratio 55% - 57% Net charge-offs Remain below long-term expectations of 35 bp – 55 bp Note: All metrics presented on a GAAP basis assuming an unchanged rate environment

Important Messages 18

 Strong economic outlook for Midwest footprint  FirstMerit integration substantially complete; Fully implemented all cost saves and executing on revenue synergies  Focused on three areas with sustainable competitive advantages o Consumer o Small to Medium Enterprises (including Commercial Real Estate) o Vehicle Finance  Consistent core strategy since 2009 o Delivering on growth strategies with sustained investment o Meaningful investment in people, technology, and brand – continuously improving o Disciplined risk management – aggregate moderate-to-low risk profile  Driving core deposit and loan growth through disciplined execution and a differentiated customer experience  Focused on delivery of consistent through-the-cycle shareholder returns  High level of colleague and shareholder alignment Important Messages 19

Appendix 20

Huntington’s Peer Group 21 $ in millions Total Assets Total Deposits Total Loans Market Capitalization Price / Dividend Yield Consensus 2017E Consensus 2018E Tangible Book PNC Financial Services Group, Inc. $375,191 $260,735 $221,109 $66,879 16.8x 15.0x 2.0x 2.1% BB&T Corporation 220,340 156,135 142,794 38,988 15.9x 14.4x 2.4x 2.7% SunTrust Banks, Inc. 208,252 162,737 144,264 29,338 15.3x 13.9x 1.8x 2.6% Citizens Financial Group, Inc. 151,356 113,235 110,151 20,024 15.8x 14.5x 1.6x 1.8% Fifth Third Bancorp 142,264 101,452 91,883 21,527 12.2x 14.9x 1.7x 2.1% KeyCorp 136,733 103,446 86,492 20,411 13.8x 12.5x 1.8x 2.2% Regions Financial Corporation 123,271 97,591 79,356 19,244 16.6x 14.7x 1.8x 2.2% M&T Bank Corporation 120,402 93,513 87,354 25,430 18.4x 17.1x 2.5x 1.8% Comerica Incorporated 72,017 57,819 49,209 14,489 17.5x 15.4x 2.0x 1.4% Zions Bancorporation 65,564 52,099 44,156 9,897 17.8x 15.8x 1.6x 1.3% CIT Group 49,336 29,595 35,230 6,542 16.8x 14.0x 1.0x 1.3% Median $136,733 $101,452 $87,354 $20,411 16.6x 14.7x 1.8x 2.1% Huntington Bancshares Incorporated $101,988 $78,445 $68,587 $15,566 14.7x 13.5x 2.1x 3.1% Source: SNL, data as of 11/30/17

22 Reconciliation Efficiency Ratio, ROTCE, and ROCE ($ in millions) GAAP Adjustment (1) Adjusted YTD: Noninterest expense $2,082 $155 (2) $1,927 Amortization of intangibles $43 -- $43 Noninterest expense less amortization of intangibles A $2,040 $1,884 Total revenue (FTE) $3,237 ($2) $3,235 Securities gains $0 -- $0 Total revenue (FTE) less securities gains B $3,237 $3,235 Efficiency ratio A / B 63% 58% Net income applicable to common shares C $698 $99 (3) $797 Less: Amortization of intangibles (net of deferred tax) D $28 (3) -- $28 (3) Net income applicable to common shares less amortization of intangibles C + D = E $726 $825 Average tangible common equity F $7,277 -- $7,277 Average common equity G $9,517 -- $9,517 Return on average tangible common equity (ROTCE): E / F * 4/3 13% 15% Return on average common equity (ROCE): C / G * 4/3 10% 11% (2) Pre-tax (3) After-tax (1) Significant items related to FirstMerit acquisition related net expenses

23 Reconciliation Pretax Pre-Provision Net Revenue (PPNR) ($ in millions) YTD 17 2016 2015 2014 2013 Net interest income – FTE $2,269 $2,412 $1,983 $1,865 $1,732 Noninterest income 968 1,151 1,039 961 1,012 Total revenue 3,237 3,563 3,022 2,826 2,744 Less: significant items 2 1 3 1 0 Less: gain on securities 0 0 1 18 0 Total revenue – adjusted A 3,235 3,562 3,018 2,807 2,744 Noninterest expense 2,082 2,408 1,976 1,882 1,758 Add: provision for unfunded loans (19) 21 11 (2) 22 Less: significant items 154 239 58 65 (10) Noninterest expense – adjusted B 1,909 2,191 1,929 1,815 1,791 Pretax pre-provision net revenue (PPNR) A - B $1,326 $1,372 $1,089 $1,011 $953 Risk-weighted assets (RWA) $78,631 $78,263 $58,420 $54,479 $49,690 PPNR as % of RWA 2.25% 1.75% 1.86% 1.86% 1.92%

Use of Non-GAAP Financial Measures This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this document, the earnings press release, or the Form 8-K related to this document, all of which can be found on Huntington’s website at www.huntington-ir.com. Annualized Data Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Fully-Taxable Equivalent Interest Income and Net Interest Margin Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Earnings per Share Equivalent Data Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company’s financial performance against published earnings per share mean estimate amounts, which typically exclude the impact of Significant Items. Earnings per share equivalents are usually calculated by applying an effective tax rate to a pre-tax amount to derive an after-tax amount, which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is disclosed separately, with this then being the amount used to calculate the earnings per share equivalent. Rounding Please note that columns of data in this document may not add due to rounding. Basis of Presentation 24 Do we consolidate this and next slide?

Significant Items From time to time, revenue, expenses, or taxes are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at that time to be infrequent or short term in nature. We refer to such items as “Significant Items”. Most often, these Significant Items result from factors originating outside the company – e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one-time tax assessments/refunds, litigation actions, etc. In other cases they may result from Management decisions associated with significant corporate actions out of the ordinary course of business – e.g., merger/restructuring charges, recapitalization actions, goodwill impairment, etc. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, asset valuation write-downs, etc., reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item. Management believes the disclosure of “Significant Items”, when appropriate, aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company’s performance - i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing “Significant Items” in its external disclosure documents (e.g., earnings press releases, quarterly performance discussions, investor presentations, Forms 10-Q and 10-K). “Significant Items” for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of items could materially impact these periods, including those described in Huntington’s 2016 Annual Report on Form 10-K and other factors described from time to time in Huntington’s other filings with the Securities and Exchange Commission. Basis of Presentation 25

Welcome ©2017 Huntington Bancshares Incorporated. All rights reserved. (NASDAQ: HBAN) Mark A. Muth Director of Investor Relations Office: 614.480.4720 E-mail: mark.muth@huntington.com For additional information, please visit: http://www.huntington.com